Wayne Hummer Growth Fund

                                   Semi-Annual
                              Financial Statements

                               September 30, 1998
                                   (Unaudited)

Wayne Hummer Growth Fund
Photo of: Thomas J. Rowland

Dear Fellow Shareholder:

This report presents the semi-annual financial statements of the Wayne Hummer Growth Fund on September 30, 1998, the end of the first half of the Fund's fiscal year 1999. The net asset value of a Fund share decreased 8.1% from $33.65 on September 30, 1997 to $30.93 on September 30, 1998. If dividends as well as distributions from capital gains were reinvested during this period, the decrease was 1.3%. For the first half of this fiscal year the decrease on this same basis was 12.3%. During the first half of the current fiscal year, the Fund's Board of Trustees declared a dividend of $.05 per share and a capital gain distribution of $.78 payable to shareholders on April 23rd, and another dividend of $.04 payable on July 17th.

For the past year or more, much has been made of the developing financial crises unfolding in the Asian markets, with Japan being of particular concern. Now the contagion has spread to Latin America. Until the last quarter it appeared that the upward trend in our markets was impervious to the continuing deterioration of economic fundamentals in far corners of the globe. Investors appeared sanguine about possible ripple effects of these developments on the U.S. economy, with the stock market shrugging off any developing setbacks in short order. But the confluence of lowered expectations for corporate profit growth, economic and capital market deterioration in an expanding list of foreign countries, a slowing U.S. economy, the initiation of an impeachment inquiry directed at President Clinton and, finally, the government engineered private bailout of a major hedge fund company, was more than the bull market could bear. The result was the worst quarterly performance by stocks in several years. It would seem that over-optimism through mid-summer in the face of these growing crises around the world had set our stock markets up for a correction.

In this latest quarter the stock market finally exhibited more than just a cursory reaction to these developments. In the words of a Wall Street Journal reporter, "the market has gone from incredible heights to flashes of mortality", and all in the span of a few short weeks. It became a quarter of heightened volatility which encompassed record index highs in July and a finish which resulted in the biggest drop by the S&P 500 since the third quarter of 1990, and its first quarterly loss since the final quarter of 1994. This index registered a negative return of 10.0% for the quarter. At the end of the quarter the index was more than 14% below its all time high set on July 17. This number masks the carnage in the broader market of stocks. At the recent market lows set at the beginning of September, fully 45% of the stocks in the S&P 500 Index had declined 30% or more from their 52-week highs. Among NASDAQ issues, nearly 80% had declined 30% or more. While the S&P was up 7.4% on a year-over-year basis, the erosion of momentum is evident from the fact that on the same basis it had been up 30% and 48% at the end of June and March, respectively.

The Federal Reserve Board recently responded to the markets' angst with its second interest rate cut within a span of three weeks. This signals a shift in its focus from controlling inflation to stabilization of global financial markets and maintaining our own economy on a growth track amid increasing concerns of a developing recession. Further rate cuts appear likely as the economy slows further and damage control to contain the emerging markets' debt crises is implemented. Canada and Latin America, particularly Brazil and Mexico, represent larger components of our foreign trade than do the Asian markets. Disruptions in the capital markets of these countries further diminish industrial country economic growth prospects. Already we have seen a significant erosion in our manufacturing sector, impacted not only by a drop in exports but also from an influx of cheaper foreign goods as capital flight to the dollar extended its trade-weighted rise of 30% since April of 1995.

The latest Federal Reserve Board action followed signs that Japan appears finally to be taking steps to follow through on reform of its banking system, which is mired in bad loans, and stimulating its domestic economy to help promote Asian economic recovery. The U.S. would appear to have a great deal of flexibility with respect to its policy options in dealing with the current situation. The lowest bond rates in thirty years, low inflation, rising real incomes, positive economic growth and projections of growing budget surpluses in the years ahead provide, in addition to monetary policy flexibility, an opportunity to cut taxes to stimulate the economy as necessary.

In terms of valuations, the fact that the blue chip market leaders have joined in the market sell-off means that most market segments have now experienced notable price corrections. With lower earnings expectations now priced into the market, and with the likelihood of lower interest rates offsetting the pressure of reduced earnings, the stage could be set for the market to begin focusing on the next earnings expansion phase.

Continued volatility is likely for the next several months. The heightened market risk in this type of environment is evident from the better performance of some of the Fund's more defensive issues, those less impacted from a slowdown in economic growth domestically, and also insulated from the turmoil in international markets. A case in point is CVS Corporation, up nearly 13% in the quarter. CVS became a holding in the Fund's portfolio as a result of its $1.5 billion acquisition of Arbor Drugs for stock in April. The much larger CVS operates over 4000 drug stores in 24 states through its wholly-owned subsidiaries CVS Pharmacies, Revco and now Arbor Drugs. The inclusion of issues like CVS in the Fund highlights the merits of industry diversification across economic sectors in mitigating the impact of gyrations in the market like we have seen of late.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
October 23, 1998

FUND OVERVIEW
Established December 30, 1983, the investment objective of the Wayne Hummer Growth Fund ("the Fund") is to achieve long-term growth and current income is a secondary objective. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.

                       SERVICES AVAILABLE TO SHAREHOLDERS

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

SYSTEMATIC INVESTMENT PLAN
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

SOCIAL SECURITY DIRECT DEPOSIT PLAN
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Growth Fund to directly deposit your social security benefits. You will have to recognize a capital gain or loss each time you redeem from the Fund. Contact your Wayne Hummer Investment Executive for complete details.

IRA OR RETIREMENT PLANS
Shares of the Wayne Hummer Growth Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

INTERNET ADDRESS: WWW. WHUMMER.COM
Those who enjoy using the computer to access information will find the prospectus and current rates for the Fund, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

TAXABLE TRANSACTIONS FOR NON-RETIREMENT ACCOUNTS
Each time you sell shares of the Fund, you must calculate the gain or loss attributed to that transaction. The Fund can provide you with the average cost basis of the shares sold if you opened the account after January 1, 1991. If you have not been getting an average cost statement and you have been calculating the cost basis on your account using the average cost method, you can provide the Fund with your most recent calculation. We will update our system so that any future redemptions will generate an Average Cost Statement that will be mailed to you in February. Contact the Fund or your Invesment Executive for more information.

WAYNE HUMMER GROWTH FUND VS.
RUSSELL MID-CAP AND THE S&P 500

VALUE OF $10,000 INITIAL INVESTMENT (THOUSANDS)

FOR THE TEN YEAR PERIOD ENDED 9/30/98
GRAPH:
                   WAYNE
                   HUMMER
                   GROWTH              RUSSELL
                   FUND                MID-CAP          S&P 500
     09/30/88      -1.76%               -0.93%          0.38%
     12/31/88       0.87%                0.48%          3.05%
     03/31/89       5.17%                7.46%          7.06%
     06/30/89       6.05%                9.14%          8.70%
     09/30/89       8.53%                9.53%         10.71%
     12/31/89       2.48%               -1.71%          2.04%
     03/31/90       0.79%               -3.86%         -2.99%
     06/30/90       5.67%                3.70%          6.14%
     09/30/90     -12.02%              -19.83%        -13.70%
     12/31/90      12.05%               10.74%          8.87%
     03/31/91      12.75%               20.48%         14.60%
     06/30/91       1.71%                0.57%         -0.44%
     09/30/91       3.87%                7.41%          5.39%
     12/31/91       8.17%                8.78%          8.38%
     03/31/92       0.75%                1.56%         -2.50%
     06/30/92      -0.72%               -0.21%          1.79%
     09/30/92       6.02%                3.89%          3.25%
     12/31/92       4.07%               10.50%          5.07%
     03/31/93       0.37%                5.44%          4.32%
     06/30/93      -1.29%                1.58%          0.41%
     09/30/93       0.43%                5.35%          2.56%
     12/31/93       4.10%                1.30%          3.00%
     03/31/94      -3.76%               -2.96%         -3.81%
     06/30/94      -1.20%               -2.16%          0.34%
     09/30/94       4.55%                5.69%          4.92%
     12/31/94      -0.33%               -2.43%         -0.02%
     03/31/95       9.79%               10.41%          9.73%
     06/30/95       2.57%                8.37%          9.44%
     09/30/95       3.74%                8.87%          7.96%
     12/31/95       6.84%                3.22%          6.01%
     03/31/96       2.17%                6.02%          5.37%
     06/30/96       1.82%                2.82%          4.43%
     09/30/96       1.82%                3.13%          3.08%
     12/31/96       5.62%                5.85%          8.36%
     03/31/97       1.93%               -0.82%          2.68%
     06/30/97      14.54%               13.56%         17.43%
     09/30/97       9.14%               13.28%          7.50%
     12/31/97       2.17%                1.11%          2.88%
     03/31/98      10.06%               10.81%         13.95%
     06/30/98       3.00%               -1.51%          3.26%
     09/30/98     -12.28%              -14.83%         -9.95%

WAYNE HUMMER GROWTH FUND                RUSSELL MID-CAP                         S&P 500

 PERIOD   GROWTH     TOTAL RETURN        PERIOD  GROWTH     TOTAL RETURN        PERIOD   GROWTH     TOTAL RETURN
 ENDED      OF      CUMU-   AVERAGE       ENDED    OF       CUMU-   AVERAGE      ENDED     OF      CUMU-   AVERAGE
9/30/98  $10,000   LATIVE   ANNUAL       9/30/98$10,000    LATIVE   ANNUAL      9/30/98 $10,000   LATIVE   ANNUAL
 1 Year  $ 9,867    -1.33%  -1.33%       1 Year $ 9,399    -6.01%   -6.01%      1 Year  $10,906     9.06%   9.06%
  5 Year $18,110    81.10%  12.61%       5 Year $19,030    90.30%   13.73%      5 Year  $24,782   147.82%  19.90%
 10 Year $33,666   236.66%  12.91%       10 Year$39,710   297.10%   14.79%      10 Year $49,051   390.51%  17.24%

Note: The Russell Mid-Cap and the S&P 500 are unmanaged and all returns include reinvested dividends.

Wayne Hummer Growth Fund Value of Initial $10,000 Investment
FOR THE PERIOD 12/30/98 THRU 9/30/98
GRAPH:

                  Value of               Value of                Net
                Reinvested             Reinvested                Asset
                 Capital                Dividends                Value
                   Gains

                      10,000                   0                 -

                       9,830                   0                 -

      1984             9,350                  58                 -

                       9,980                 149                 -

                      10,170                 245                 -

                      10,670                 357                 -

      1985            11,120                 504                 7

                      10,530                 536                 6

                      12,250                 695                 7

                      13,850                 857                 8

      1986            13,880                 926               397

                      12,570                 903               359

                      13,330               1,023               381

                      16,140               1,309               461

      1987            15,840               1,436               1,149

                      16,930               1,606               1,228

                      13,220               1,323               1,557

                      13,790               1,430               1,624

      1988            14,190               1,523               1,676

                      13,900               1,540               1,642

                      13,740               1,669               1,821

                      14,450               1,756               1,915

      1989            15,130               1,935               2,152

                      16,360               2,169               2,327

                      16,410               2,306               2,656

                      16,540               2,324               2,678

      1990            16,960               2,580               3,224

                      14,860               2,343               2,825

                      16,000               2,843               3,600

                      18,040               3,206               4,059

      1991            18,130               3,365               4,242

                      18,740               3,609               4,385

                      20,020               4,142               4,757

                      20,170               4,173               4,792

      1992            19,840               4,202               4,883

                      20,950               4,560               5,156

                      21,640               4,919               5,355

                      21,720               4,938               5,374

      1993            21,380               4,949               5,290

                      21,400               5,060               5,295

                      22,060               5,486               5,511

                      21,230               5,279               5,303

      1994            20,910               5,297               5,223

                      21,790               5,628               5,443

                      21,340               5,766               5,649

                      23,430               6,331               6,202

      1995            23,840               6,565               6,481

                      24,660               6,902               6,704

                      25,810               7,482               7,592

                      26,370               7,644               7,757

      1996            26,040               7,693               8,800

                      26,450               7,919               8,939

                      27,500               8,468               9,773

                      28,030               8,631               9,961

      1997            30,880               9,622              12,900

                      33,650              10,576.8            14,057.5

                      32,800              10,675.8            16,072.44

                      36,100              11,750              17,689.48

                      35,300              11,578.339          18,683.7128

                      30,930              10,208              16,370


Note: Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                                   September 30,         Year ended
                                                                                        1998             March 31,
                                                                                     (Unaudited)            1998
                                                                                     -----------         ----------
Assets
Investments, at  value (Cost: $68,157,205 and $68,828,291, respectively).....       $119,283,665       $140,385,172
  Cash.......................................................................             36,911            148,272
  Dividends receivable.......................................................            125,559            141,550
  Prepaid expenses...........................................................              7,848             13,575
  Insurance deposit..........................................................              3,845              3,845
  Receivable for investments sold............................................             33,644                  0
  Receivable for Fund Shares sold  ..........................................             35,527            175,897
                                                                                       ---------          ---------
    Total assets.............................................................        119,526,999        140,868,311

Liabilities and Net Assets
Due to Wayne Hummer Management Company.......................................             76,397             88,870
Accounts payable.............................................................             51,544             36,527
                                                                                       ---------          ---------
    Total liabilities........................................................            127,941            125,397
                                                                                       ---------          ---------
Net assets applicable to 3,859,935 and 3,898,610 Shares outstanding,
  no par value, equivalent to $30.93 and $36.10 per Share, respectively......       $119,399,058       $140,742,914
                                                                                       =========          =========

Analysis of Net Assets
Paid-in capital..............................................................        $64,926,821       $ 66,022,673
Net unrealized appreciation of investments...................................         51,126,460         71,556,881
Undistributed net realized gain on sales of investments......................          3,250,101          3,022,924
Undistributed net investment income..........................................             95,676            140,436
                                                                                       ---------          ---------
Net assets applicable to Shares outstanding..................................       $119,399,058       $140,742,914
                                                                                       =========          =========
The Pricing of Shares
Net asset value, offering and redemption price per Share ($119,399,058 / 3,859,935 Shares
  outstanding and $140,742,914 / 3,898,610 Shares outstanding, respectively).       $      30.93       $      36.10
                                                                                       =========          =========

                             STATEMENT OF OPERATIONS

                                                                                  Six months ended       Year ended
                                                                                 September 30, 1998       March 31,
                                                                                     (Unaudited)            1998
                                                                                     -----------         ----------
Investment income:
  Dividends..................................................................       $    827,829       $  1,695,994
  Interest...................................................................            103,498            195,926
                                                                                       ---------          ---------
       Total investment income ..............................................            931,327          1,891,920

Expenses:
  Management fee.............................................................            514,234            950,496
  Transfer agent fees........................................................             28,089             59,111
  Professional fees..........................................................             25,244             46,500
  Printing costs.............................................................             15,462             28,958
  Custodian fees.............................................................             14,400             23,601
  Registration costs.........................................................             10,606             19,649
  Portfolio accounting fees..................................................             10,512             19,640
  Trustee fees...............................................................              9,000             18,200
  Other......................................................................              9,425             18,332
                                                                                       ---------          ---------
    Total expenses...........................................................            636,972          1,184,487
                                                                                       ---------          ---------

Net investment income........................................................            294,355            707,433
                                                                                       ---------          ---------

Net realized gain on sales of investments....................................           3,269,741         8,587,034
Change in unrealized appreciation............................................        (20,430,421)        32,032,306
                                                                                       ---------          ---------
Net gain (loss) on investments...............................................        (17,160,680)        40,619,340
                                                                                       ---------          ---------
Net increase (decrease) in net assets resulting from operations..............       ($16,866,325)      $ 41,326,773
                                                                                       =========          =========

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                Six months ended       Year ended
                                                                               September 30, 1998       March 31,
                                                                                   (Unaudited)            1998
                                                                                   -----------         ----------
Operations:
  Net investment income........................................................ $      294,355       $     707,433
  Net realized gain on sales of investments....................................      3,269,741           8,587,034
  Change in unrealized appreciation............................................   (20,430,421)          32,032,306
                                                                                    ----------          ----------
  Net increase (decrease) in net assets resulting from operations..............   (16,866,325)          41,326,773

Dividends to Shareholders from:
  Net investment income........................................................      (339,115)           (759,930)
  Net realized gain on investments.............................................    (3,042,564)         (9,333,854)
                                                                                    ----------          ----------
Total dividends to Shareholders................................................    (3,381,679)        (10,093,784)
Capital Share transactions:
  Proceeds from Shares sold....................................................      4,344,078           7,179,953
  Shares issued upon reinvestment of dividends ................................      3,282,009           9,780,680
                                                                                    ----------          ----------
                                                                                     7,626,087          16,960,633
  Less payments for Shares redeemed............................................      8,721,939          11,665,186
                                                                                    ----------          ----------
  Increase (decrease) from Capital Share transactions..........................    (1,095,852)           5,295,447
                                                                                    ----------          ----------
  Total increase (decrease) in net assets......................................   (21,343,856)          36,528,436
Net assets:
Beginning of the period........................................................    140,742,914         104,214,478
                                                                                    ----------          ----------
End of the period (including undistributed net investment income of $95,676
   and $140,436, respectively)................................................. $  119,399,058       $ 140,742,914
                                                                                    ==========          ==========

                              FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)

                                                   Six months ended
                                                   September 30, 1998               Year ended March 31,
                                                      (Unaudited)         1998          1997          1996          1995
                                                   -------------------------------------------------------------------------
Net asset value, beginning of period............   $            36.10   $  28.03      $  26.37      $  23.43      $  21.23

Income from investment operations:
  Net investment income.........................                 0.07       0.19          0.26          0.32          0.32
  Net realized and unrealized gains (losses) on
  investments                                                  (4.37)      10.57          2.69          3.41          2.40
                                                               ------      ------       ------        ------        ------
       Total from investment operations.........               (4.30)      10.76          2.95          3.73          2.72

Less distributions:
  Dividends from net investment income..........               (0.09)     (0.20)        (0.29)        (0.31)        (0.31)
  Distributions from net realized gains on investments         (0.78)     (2.49)        (1.00)        (0.48)        (0.21)
                                                               ------     ------        ------        ------        ------
       Total distributions......................               (0.87)     (2.69)        (1.29)        (0.79)        (0.52)
                                                               ------     ------        ------        ------        ------

Net asset value, end of period..................   $            30.93   $  36.10      $  28.03      $  26.37      $  23.43
                                                   ==================   ========      ========      ========      ========
Total return....................................             (12.25%)     40.57%        11.61%        16.15%        13.04%

Ratios and Supplementary Data:
Net assets, end of period (000's)...............   $          119,399   $140,743      $104,214      $102,608      $94,770
Ratio of expenses to average net assets.........            0.96% (a)      0.96%         0.99%         1.06%        1.07%
Ratio of net investment income to average net assets        0.44% (a)      0.58%         0.97%         1.29%        1.44%
Portfolio turnover rate.........................               8% (a)         7%            9%            6%           3%
Average commission rate.........................   $           0.0556   $ 0.0569      $ 0.0551            --           --
Notes to Financial Highlights:
(a) Determined on an annualized basis.

                See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS

                                                          NUMBER
                                                           OF
COMMON STOCKS (97.1%)                                     SHARES      VALUE
                                                         --------- -------------
AUTO & MACHINERY (7.3%)

Illinois Tool Works, Inc.                                  120,000 $  6,540,000
Regal-Beloit Corporation                                   100,000    2,225,000
                                                                   -------------
                                                                      8,765,000

BANKS (4.0%)

Northern Trust Corporation                                  70,000    4,777,500


CHEMICAL (7.4%)

Avery Dennison Corporation                                  70,000    3,058,125
Morton International, Inc.                                 100,000    2,187,500
RPM, Inc.                                                  125,000    1,804,688
Schulman (A.), Inc.                                        125,000    1,765,625
                                                                      ----------
                                                                      8,815,938

COMMUNICATIONS EQUIPMENT (3.2%)

ADC Telecommunications, Inc. (b)                            50,000    1,056,250
Andrew Corporation (b )                                    100,000    1,325,000
QUALCOMM Incorporated (b)                                   30,000    1,438,125
                                                                     -----------
                                                                      3,819,375

ELECTRICAL/ELECTRONICS (8.5%)

Applied Materials, Inc. (b)                                 80,000    2,020,000
Emerson Electric Co.                                        50,000    3,112,500
Sun Microsystems, Inc. (b)                                  70,000    3,486,875
Thomas & Betts Corporation                                  40,000    1,522,500
                                                                     ----------
                                                                     10,141,875

FOOD, BEVERAGE & HOUSEHOLD (8.2%)

McCormick & Company, Incorporated                          100,000    2,906,250
PepsiCo, Inc.                                               60,000    1,766,250
Rubbermaid Incorporated                                     50,000    1,196,875
Sara Lee Corporation                                        40,000    2,160,000
Smucker (The J. M.) Company Class B                         80,000    1,720,000
                                                                     ----------
                                                                      9,749,375

HEALTH CARE AND PHARMACEUTICALS (17.4%)

Abbott Laboratories                                         80,000    3,475,000
C. R. Bard, Inc.                                            60,000    2,212,500
Cardinal Health, Inc.                                       75,000    7,743,750
Health Management Associates, Inc. (b)                      60,000    1,095,000
Patterson Dental Company (b)                                75,000    2,775,000
Perclose, Inc. (b)                                          50,000      825,000
STERIS Corporation (b)                                      60,000    1,695,000

                                                          NUMBER
                                                           OF
                                                          SHARES      VALUE
                                                         --------- ------------

HEALTH CARE & PHARMACEUTICALS (CONTINUED)

Sybron International Corporation (b)                        50,000 $    956,250
                                                                     ----------
                                                                     20,777,500

INSURANCE (8.9%)

AON Corporation                                             45,000    2,902,500
Cincinnati Financial Corporation                            90,000    2,767,500
Ohio Casualty Corporation                                   40,000    1,550,000
Old Republic International Corporation1                     50,000    3,375,000
                                                                     ----------
                                                                     10,595,000

MERCHANDISING & DISTRIBUTION (9.2%)

CVS Corporation                                            100,000    4,381,250
Fastenal Company                                            70,000    1,750,000
The Gap, Inc.                                               50,000    2,637,500
Office Depot, Inc. (b)                                     100,000    2,243,750
                                                                     ----------
                                                                     11,012,500

OIL & GAS (1.9%)

Burlington Resources, Inc.                                  60,000    2,242,500

PAPER & FOREST PRODUCTS (6.1%)

Albany International Corp. Class A                         101,003    1,836,983
Consolidated Papers, Inc.                                  110,000    2,763,750
Sonoco Products Company                                    110,000    2,640,000
                                                                     ----------
                                                                      7,240,733

PUBLISHING & MEDIA (4.5%)

Interpublic Group of Companies, Inc.                       100,000    5,393,750

SERVICES (2.1%)

H & R Block, Inc.                                           60,000    2,482,500

MISCELLANEOUS (8.4%)

Autoliv, Inc.                                               40,920    1,125,300
Bacou USA, Inc. (b)                                         65,000    1,121,250
The Boeing Company                                          60,000    2,058,750
National City Corporation                                   48,000    3,165,000
Pall Corporation                                           120,000    2,662,500
                                                                     ----------
                                                                     10,132,800
                                                                     ----------
Total Common Stocks (Cost: $64,819,886)                           $ 115,946,346

                                                                        Value
                                                                      ---------
SHORT-TERM INVESTMENTS (2.8%)
United States Treasury Bills
  4.48% - 4.97%, 10/01/98 - 12/17/98                              $   3,337,319
                                                                     ----------
TOTAL INVESTMENTS (Cost: $68,157,205) (99.9%)                       119,283,665
CASH AND OTHER ASSETS, LESS LIABILITIES (0.1%)                          115,393
                                                                     ----------
NET ASSETS (100.0%)                                               $ 119,399,058
                                                                     ==========

Notes to Portfolio of Investments:

(a) Interest rates on short-term investments represent annualized yield to date of maturity.

(b) Non-income producing security.

(c) Based on the cost of investments of $68,157,205 for federal income tax purposes at September 30, 1998, the aggregate gross unrealized appreciation was $55,116,905, the aggregate gross unrealized depreciation was $3,990,445 and the net unrealized appreciation of investments was $51,126,460.

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:

Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On October 19, 1998, an ordinary income dividend of $0.03 per Share was declared, payable October 20, 1998, to Shareholders of record on October 19, 1998.

3. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a
Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC, ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the period ended September 30, 1998, and the year ended March 31, 1998, the Fund incurred management fees of $514,234 and $950,496, respectively.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1998, and the year ended March 31, 1998, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $9,000 and $18,200, respectively.

5. INVESTMENT TRANSACTIONS
Investment transactions (excluding money market instruments) are as follows:

                      Six months ended      Year ended
                     September 30, 1998   March 31, 1998
                      -----------------    -------------
   Purchases             $5,313,355         $ 8,693,169
   Proceeds from sales   $8,145,846         $15,787,737

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                                Six months
                                                   ended            Year Ended
                                              September 30, 1998  March 31, 1998
                                              ------------------  --------------
Shares sold                                              125,777         222,095
Shares issued upon reinvestment of dividends              90,995         324,771
                                              ------------------  --------------
                                                         216,772         546,866
Shares redeemed                                        (255,447)       (366,315)
                                              ------------------  --------------
Net decrease in Shares outstanding                      (38,675)       (180,551)
                                              ==================  ==============

BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

Graphic: Member of 100% No-Load(TM) Mutual Fund Council

300 SOUTH WACKER
CHICAGO, ILLINOIS
60606-6607

1.800.621.4477 (TOLL-FREE)
(312) 431.1700 (LOCAL)


200 E. WASHINGTON STREET
APPLETON, WISCONSIN
54911-5468

1.800.678.0833 (TOLL-FREE)
(414) 734.1474 (LOCAL)

                                 WWW.WHUMMER.COM

LOGO:
WH Wayne Hummer Investments LLC

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

Wayne Hummer Growth Fund
Semi-Annual Financial Statements
September 30, 1998 (Unaudited)

                                  WAYNE HUMMER
                                  GROWTH FUND

                             300 South Wacker Drive
                             Chicago, IL 60606-6607

   WAYNE
   HUMMER
   INCOME
   FUND

Semi-Annual
Financial Statements

Unaudited
September 30, 1998

WAYNE HUMMER INCOME FUND
Photo of: David P. Poitras

PERFORMANCE COMMENTARY

The following discussion with portfolio manager David P. Poitras details the investment environment and the strategies that affected the Wayne Hummer Income Fund over the past six months. Mr. Poitras has been the Fund's portfolio manager since its inception on December 1, 1992. He also manages the Wayne Hummer Money Fund Trust.

Q:      Please discuss the Fund's recent performance.
A: Rising fixed income securities prices--especially U.S. Treasury securities--brought about desirable results for the Wayne Hummer Income Fund. For the six and twelve month periods ended September 30, 1998, the Fund generated total returns of 5.73% and 10.13%, respectively. The return on the Fund's benchmark index was 6.38% and 10.41%, respectively. The Fund paid income dividends totaling $0.45 per share during the past six months. At September 30, 1998, the SEC yield of the Fund was 5.39%.

Q:      What accounted for the Fund's strong performance?
A: Falling interest rates produced a large and positive impact on the Fund's fixed income holdings--when interest rates fall, bonds prices rise. Rates on intermediate-term U.S. Treasury securities fell by more than 120 basis points, or 1.2%. Interest rates on U.S. agencies, corporate notes and bonds, and mortgage-backed securities also fell, but not to the same degree as U.S. Treasuries.

Q:      What caused interest rates to fall?
A: Many things affected the fixed income markets. Globally, several countries are struggling with ailing economies--Russia, Brazil and most of Asia, for example. Most of the world's equity markets have fallen sharply. Domestically, problem loans have hurt several banks. Many banks, brokerage firms and hedge funds have incurred huge security trading losses in foreign markets. Taken together, these ills may negatively impact the U.S. economy. Generally, a weaker economy results in lower interest rates.

Q: Why did Treasury interest rates fall more than interest rates on other securities?
A: The answer is threefold: First, most investors view the Treasury market as the safest haven during difficult and uncertain times. Second, the U.S. Treasury is actually running a budget surplus, so the issuance of Treasury securities is down. Less supply often means higher prices. Third, if the economy does slow down, the credit quality of many corporate issuers will come under pressure. Many investors sold corporate notes as a result.

Q: Yields on Treasury securities fell more than yields on other securities. How did that affect the Fund?
A: Over the past six and twelve month periods, the Fund's total return lagged the total return of its benchmark index--the Merrill Lynch Corporate and Government Index of 1 to 9.99 Year Maturities--by 65 and 28 basis points, respectively. The benchmark index is more heavily weighted in Treasury securities than the Fund's portfolio and its return does not include any expenses. Therefore, the benchmark produced a slightly better total return.

Q:      Do you view this as an opportunity?
A: Absolutely. We think the corporate bond market is very attractive relative to the Treasury market. The yield advantage of corporate securities relative to Treasuries has not been this wide in many years. Recently, we increased the Fund's allocation of corporate issues to approximately 65%, up from 59% at March 31, 1998. We currently have 15% of the portfolio's assets allocated to U.S. Treasury and agency securities and 19% to mortgage-backed securities.

Q:      What other strategies did you employ to manage the fund?
A: Throughout the quarter, we maintained a duration of approximately four years--slightly longer than the 3.2 year duration of the Fund's benchmark index. The longer duration helped the performance of the portfolio as interest rates fell. (Generally, when interest rates fall, longer-duration portfolios produce a greater rise in value than shorter-duration portfolios. On the other hand, in a rising interest rate environment, shorter-duration portfolios maintain their value better.) We also increased our holdings of "put" bonds. "Put" bonds are periodically redeemable at the holder's option--thereby providing price protection if interest rates rise and desirable performance if interest rates fall. At September 30, 1998, over 12% of the Fund's assets were invested in "puttable" corporate notes.

Q:      What strategies will you follow in the coming months?
A: As opportunities arise, we anticipate increasing the Fund's allocation of corporate notes. Absent a dramatic change in interest rates, we expect to maintain the Fund's current duration of approximately four years.

PORTFOLIO HIGHLIGHTS

The investment philosophy of the Fund is to invest primarily in intermediate-term fixed-income securities.

Top 10 Bond Holdings as of 9/30/98:
(% of Total Net Assets)

1.  U.S. Treasury Note, 6.125%, 12/31/01
2.  United Air Lines, Inc., 9.760%, 05/27/06
3.  Federal Home Loan Mtg. Corp., 8.00%, 03/15/21
4.  Boise Cascade Corp., 9.875%, 02/15/01
5.  Federal National Mortgage Assoc., 6.82%, 08/23/05
6.  NYNEX Corporation, 9.55%, 05/01/10
7.  Dayton Hudson Corp., 5.685%, 8/15/27
8.  Canadian Pacific Ltd., 8.850%, 06/01/22
9.  Parker Hannifin Corp., 9.75%,  02/15/21
10. Pennzoil Co., 10.25%, 11/01/05

The top ten holdings comprise 40.7% of total net assets.

Average maturity is determined by the maturity or reasonable call date. The average maturity of the portfolio on September 30, 1998 was 5.29 years.

Maturity Schedule
PIE CHART:     Over Ten Years      5%
               Less than 3 Years   20%
               3-10 Years          75%

Portfolio holdings are subject to change and may not represent future portfolio composition.

Wayne Hummer Income Fund vs.
Merrill Lynch Corporate and Government Index of 1 to 9.99 Year Maturities
From Inception to the Period Ended September 30, 1998

VALUE OF $10,000 INITIAL INVESTMENT

GRAPH:
                  WAYNE HUMMER      MERRILL LYNCH
DATE              INCOME FUND       CORPORATE AND GOVERNMENT
12/1/92           10000             10000
12/31/92          10035             10130
3/31/93           10431             10531
6/30/93           10737             10751
9/30/93           11080             11004
12/31/93          11044             11022
3/31/94           10892             10812
6/30/94           10722             10751
9/30/94           10751             10836
12/31/94          10835             10831
3/31/95           11344             11303
6/30/95           11865             11868
9/30/95           12115             12062
12/31/95          12516             12491
3/31/96           12342             12389
6/30/96           12412             12462
9/30/96           12595             12681
12/31/96          12956             12993
3/31/97           12875             12987
6/30/97           13323             13368
9/30/97           13753             13729
12/31/97          14126             14024
3/31/98           14324             14255
6/30/98           14598             14524
9/30/98           15145             15164


PERFORMANCE COMPARISON

                                        Merrill Lynch Corporate and Government
Wayne Hummer Income Fund                Index of 1 to 9.99 Years
-------------------------------------   ----------------------------------------
Period  Growth      Total Return        Period  Growth        Total Return
Ended   of        Cum.       Average    Ended   of         Cum.         Average
9/30/98 $10,000              Annual     9/30/98 $10,000                 Annual
-------------------------------------   ----------------------------------------

1 Year    $11,013  10.13%     10.13%    1 Year    $11,041   10.41%        10.41%
5 Year    $13,669  36.69%      6.45%    5 Year    $13,774   37.74%         6.61%
12/1/92   $15,145  51.45%      7.38%    12/1/92   $15,159   51.59%         7.39%
- 9/30/98                               - 9/30/98

Note: This graph compares the results of $10,000 invested in Wayne Hummer Income Fund on December 1, 1992, with the Merrill Lynch Corporate and Government Index, which is unmanaged and all returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Fund Overview

Established in 1992, the investment objective of the Wayne Hummer Income Fund (the "Fund") is to achieve as high a level of current income as is consistent with prudent investment management. The Fund invests primarily in intermediate-term corporate and U.S. Government & Agency securities.

The Fund's prospectus contains detailed information about permissible investments.

Services Available to Shareholders

Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Income Fund to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. You will have to recognize a capital gain or loss each time you redeem from the Fund, so this service is used by those who do not need the social security benefits for current income.

IRA or Retirement Plans
Shares of the Wayne Hummer Income Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Internet Address:  www. whummer.com
Those who enjoy using the computer to access information will find the prospectus and current rates for the Fund, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

Statement of Assets and Liabilities

                                            September 30, 1998      Year ended
Assets                                         (Unaudited)        March 31, 1998
                                            ------------------    --------------
Investments, at value (Cost:  $19,780,500
  and $20,751,010, respectively)            $       20,725,843    $   21,208,323
        Cash                                            13,396            43,956
        Interest receivable                            316,798           290,136
        Receivable for Fund Shares sold                 18,025             2,137
        Prepaid expenses                                 6,925             9,445
                                            ------------------    --------------
                    Total assets                    21,080,987        21,553,997

Liabilities and Net Assets
Payable for investments purchased                            0           197,755
Dividends payable                                       26,788            23,152
Due to Wayne Hummer Management Company                   8,556             9,157
Accounts payable                                        20,492            20,320
                                            ------------------    --------------
                    Total liabilities                   55,836           250,384
                                            ------------------    --------------
Net assets applicable to 1,330,734 and
   1,384,724 Shares outstanding, no par
   value, equivalent to $15.80 and $15.38
   per Share, respectively                  $       21,025,151    $   21,303,613
                                            ==================    ==============

Analysis of Net Assets

Paid-in capital                             $       20,925,776    $   21,759,607
Net unrealized appreciation of investments             945,343           457,313
Accumulated net realized loss on sales of
   investments                                       (845,968)         (913,307)
                                            ------------------    --------------
Net assets applicable to Shares outstanding $       21,025,151    $   21,303,613
                                            ==================    ==============
The Pricing of Shares

Net asset value, offering and redemption
   price per Share ($21,025,151 divided by
   1,330,734 Shares outstanding and $21,303,613
   divided by 1,384,724 Shares outstanding,
   respectively)                            $            15.80    $        15.38
                                            ==================    ==============

Statement of Operations

                                             Six months ended       Year ended
                                            September 30, 1998       March 31,
Investment income:                             (Unaudited)             1998
                                            ------------------    --------------
        Interest                            $          723,609    $    1,549,115

Expenses:
        Management fee                                  52,656           110,478
        Transfer agent fees                             13,553            25,820
        Professional fees                               11,400            20,740
        Portfolio accounting fees                        9,353            18,709
        Printing and reporting fees                      4,685            12,532
        Custodian fees                                   4,039             8,200
        Trustee fees                                     2,400             2,748
        Amortization of organization costs                   0             8,000
        Other                                            8,280            15,939
                                            ------------------    --------------
                    Total expenses                     106,366           223,166
                                            ------------------    --------------
Net investment income                                  617,243         1,325,949
                                            ------------------    --------------
Net realized gain on sales of investments               62,162           126,040
Change in net unrealized appreciation                  488,030           932,199
                                            ------------------    --------------
Net realized and unrealized gain on investments        550,192         1,058,239
                                            ------------------    --------------
Net increase in net assets resulting from
   operations                               $        1,167,435    $    2,384,188
                                            ==================    ==============

                See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                             Six months ended      Year ended
                                            September 30, 1998      March 31,
Operations:                                    (Unaudited)            1998
                                            ------------------    --------------
        Net investment income               $          617,243    $    1,325,949
        Net realized gain on sales of investments       62,162           126,040
        Change in net unrealized appreciation          488,030           932,199
                                            ------------------    --------------
Net increase in net assets resulting from
   operations                                        1,167,435         2,384,188

Dividends to Shareholders from:
        Net investment income                        (612,066)       (1,303,537)

Capital Share transactions:
        Proceeds from Shares sold                      712,113         2,085,019
        Shares issued upon reinvestment of
           dividends                                   465,592           991,735
                                            ------------------    --------------
                                                     1,177,705         3,076,754
        Less payments for Shares redeemed            2,011,536         4,852,264
                                            ------------------    --------------
Decrease from Capital Share transactions             (833,831)       (1,775,510)
                                            ------------------    --------------
Total decrease in net assets                         (278,462)         (694,859)

Net assets:
        Beginning of period                         21,303,613        21,998,472
                                            ------------------    --------------
        End of period                       $       21,025,151    $   21,303,613
                                            ==================    ==============

Financial Highlights

(For a Share outstanding throughout each period)

                                                   Six months ended
                                                   September 30, 1998                 Year ended March 31,
                                                       Unaudited               1998      1997      1996      1995
                                                   ------------------        --------  --------  --------  --------
Net asset value, beginning of period               $            15.38        $  14.66  $  14.95  $  14.69  $  15.10

Income from investment operations:
        Net investment income                                    0.45            0.94      0.92      1.02      0.99
        Net realized and unrealized gains (losses)
           on investments                                        0.42            0.72    (0.29)      0.26    (0.42)
                                                   ------------------        --------  --------  --------  --------
            Total from investment operations                     0.87            1.66      0.63      1.28      0.57

Less distributions:
        Dividends from net investment income                   (0.45)          (0.94)    (0.92)     (1.02)   (0.98)
        Dividends from net realized gain on
           investments                                           0.00            0.00      0.00       0.00  0.00(b)
                                                   ------------------        --------  --------  --------  --------
            Total distributions                                (0.45)          (0.94)    (0.92)    (1.02)    (0.98)
                                                   ------------------        --------  --------  --------  --------
Net asset value, end of period                     $            15.80        $  15.38  $  14.66  $  14.95  $  14.69
                                                   ==================        ========  ========  ========  ========
Total return                                                    5.73%          11.25%     4.32%     8.79%     4.16%

Ratios and Supplementary Data:
        Net assets, end of period (000's)          $           21,025        $ 21,304  $ 21,998  $ 25,398  $ 26,352
        Ratio of expenses to average net assets              1.01%(a)           1.01%     1.01%     0.91%     0.94%
        Ratio of net investment income to average
           net assets                                        5.87%(a)           6.00%     6.25%     6.80%     6.70%
        Portfolio turnover rate                                46%(a)             28%       39%       46%       32%

Notes to Financial Highlights:
(a)  Determined on an annualized basis.
(b)  Less than $.01 per share.

See accompanying notes to financial statements.

Portfolio of Investments

September 30, 1998

                                                       Principal
CORPORATE OBLIGATIONS (63.6%)                            Amount          Value
                                                       ---------       ---------
Auto & Machinery (4.9%)
Johnson Controls, Inc.,
  7.70%, due 03/01/15                                  $  410,000      $ 482,488
Parker-Hannifin Corporation,
  9.75%, due 02/15/21                                     480,000        548,078
                                                                       ---------
                                                                       1,030,566
Banks & Finance (7.5%)
Ford Motor Credit Company,
  6.125%, due 01/09/06                                    500,000        518,715
Norwest Corporation,
  7.65%, due 03/15/05                                     360,000        407,488
St. Paul Bancorp, Inc.,
  7.125%, due 02/15/04                                    100,000        107,919
Sears Roebuck Acceptance Corp.,
  6.75%, due 09/15/05                                     500,000        536,490
                                                                       ---------
                                                                       1,570,612
Oil and Gas (5.0%)
Northwest Natural Gas Company,
  6.80%, due 05/21/07                                     200,000        211,860
Occidental Petroleum Corporation,
  8.50%, due 09/15/04                                     100,000        103,231
Pennzoil Company,
  10.25%, due 11/01/05                                    436,000        543,823
Standard Oil Co.,
  9.00%, due 06/01/19                                     176,000        180,039
                                                                       ---------
                                                                       1,038,953
Paper & Forest Products (7.3%)
Boise Cascade Corporation,
  9.875%, due 02/15/01                                  1,000,000      1,015,730
Champion International Corporation,
  6.40%, due 02/15/26                                     500,000        528,125
                                                                       ---------
                                                                       1,543,855
Retail (3.1%)
Dayton Hudson Corporation,
  5.865%, due 08/15/27                                    655,000        658,314

Telecommunications (4.7%)
Mountain States Telephone & Telegraph Co.,
  5.50%, due 06/01/05                                     269,000        269,904
NYNEX Corporation,
  9.55%, due 05/01/10                                     603,633        726,847
                                                                       ---------
                                                                         996,751
Transportation (8.8%)
Canadian Pacific Limited,
  8.85%, due 06/01/22                                     500,000        575,350
Union Pacific Corporation,
  6.125%, due 01/15/04                                    200,000        204,954

                                                       Principal
                                                         Amount          Value
                                                       ---------       ---------
Transportation (continued)
United Air Lines, Inc.,
  9.76%, due 05/27/06                                  $  897,031     $1,075,836
                                                                       ---------
                                                                       1,856,140
Utilities (4.9%)
Commonwealth Edison Company
  8.125%, due 01/15/07                                    500,000        510,920
  8.875%, due 10/01/21                                    485,000        511,558
                                                                       ---------
                                                                       1,022,478

Miscellaneous (17.4%)
American General Corp.,
  7.75%, due 04/01/05                                     285,000        321,204
Browning-Ferris Industries, Inc.,
  6.375%, due 01/15/08                                    500,000        524,590
CBI Industries, Inc.,
  6.25%, due 06/30/00                                     250,000        255,068
Continental Corp.,
  7.25%, due 03/01/03                                     260,000        269,508
Crown, Cork & Seal Company, Inc.,
  8.375%, due 01/15/05                                    400,000        444,052
Eastman Kodak Company,
  9.75%, due 10/01/04                                     418,000        521,321
Inco Ltd., Convertible Debenture,
  7.75%, due 03/15/16                                     500,000        440,625
Ingersoll-Rand Company,
  6.015%, due 02/15/28                                    190,000        193,173
Union Carbide Corp.,
  6.79%, due 06/01/25                                     170,000        182,622
Xerox Corporation,
  5.875%, due 06/15/37                                    500,000        505,770
                                                                       ---------
                                                                       3,657,933
                                                                       ---------
TOTAL CORPORATE OBLIGATIONS (Cost: $12,783,037)                       13,375,602
                                                                       ---------

MUNICIPALITY-TAXABLE  (1.3%)
Virginia State Housing Development Authority,
  7.95%, due 05/01/13 (Cost: $253,885)                     250,000       274,770
                                                                       ---------

MORTGAGE-BACKED SECURITIES (19.2%)
Collateralized Mortgage Obligations (15.5%)
Federal Home Loan Mortgage Corporation (12.1%)
  7.50%, due 11/15/08                                     500,000        533,860
  7.50%, due 02/15/20                                     400,000        405,652
  8.00%, due 03/15/21                                   1,000,000      1,071,940
  8.00%, due 04/15/22                                     500,000        533,245
                                                                       ---------
                                                                       2,544,697

                                                       Principal
                                                         Amount          Value
                                                       ---------       ---------

Federal National Mortgage Association (3.4%)
  8.00%, due 02/25/07                                  $ 500,000       $ 534,275
  8.50%, due 06/25/21                                    181,834         192,404
                                                                       ---------
                                                                         726,679
Federal National Mortgage Association (2.6%)
  11.25%, due 04/01/01                                    23,763          25,343
  10.75%, due 09/01/15                                    36,196          39,616
  10.50%, due 01/01/16                                    71,576          77,989
  10.50%, due 06/01/19                                   155,820         170,442
   9.00%, due 12/01/19                                    58,780          61,781
   8.00%, due 12/01/22                                   161,414         165,260
                                                                       ---------
                                                                         540,431
Government National Mortgage Association (1.1%)
  9.00%, due 11/15/01                                     41,102          42,995
  9.00%, due 02/20/27                                    177,751         187,520
                                                                       ---------
                                                                         230,515
                                                                       ---------
TOTAL MORTGAGE-BACKED SECURITIES (Cost: $3,930,110)                    4,042,322
                                                                       ---------

                                                       Principal
                                                         Amount          Value
                                                       ---------       ---------

U.S. GOVERNMENT AND AGENCY ISSUES (14.5%)
U.S. Treasury Note,
  6.125%, due 12/31/01                                 $1,325,000     $1,393,344
Federal National Mortgage Association
  6.82%, due 08/23/05                                     750,000        833,340
U.S. Treasury Note,
  6.25%, due 02/15/07                                     270,000        303,072
U.S. Treasury Note,
  6.125%, due 08/15/07                                    450,000        503,393
                                                                       ---------
  TOTAL U.S. GOVERNMENT AND AGENCY
    ISSUES (Cost: $2,813,468)                                          3,033,149
                                                                       ---------

TOTAL INVESTMENTS (Cost: $19,780,500) (98.6%)                         20,725,843
CASH AND OTHER ASSETS, LESS LIABILITIES (1.4%)                           299,308
                                                                       ---------
NET ASSETS (100.0%)                                                  $21,025,151
                                                                       =========

Note to Portfolio of Investments:

(a) Based on the cost of investments of $19,780,500 for federal income tax purposes at September 30, 1998, the aggregate gross unrealized appreciation was $1,020,517, the aggregate gross unrealized depreciation was $75,174 and the net unrealized appreciation of investments was $945,343.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
Wayne Hummer Investment Trust (the "Trust"), is an open-end management company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Income Fund and the Wayne Hummer Growth Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment management.

1. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles might require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

ORGANIZATION COSTS
Certain organizational costs were reimbursed by the Fund to Wayne Hummer Management Company, the Fund's Investment Adviser. The costs were amortized on the straight-line method and repaid quarterly over a five-year period.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3.  FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1998, amounting to $913,307, is available to offset future capital gains. If not applied, $732,073 of the loss carry forward expires in 2003, $51,741 expires in 2004 and $129,493 expires in 2005.

4.  TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a
Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the period ended September 30, 1998, and the year ended March 31, 1998, the Fund incurred management fees of $52,656 and $110,478, respectively.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1998, and the year ended March 31, 1998, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $2,400 and $2,748, respectively.

5. INVESTMENT TRANSACTIONS
Investment transactions (excluding money market instruments) are as follows:

                         Six months ended        Year ended
                        September 30, 1998      March 31, 1998
                        ------------------      --------------

    Purchases           $        4,754,240      $    6,111,511
    Proceeds from sales $        5,743,662      $    7,431,205

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                          Six months
                             ended              Year Ended
                        September 30, 1998      March 31, 1998
                        ------------------      --------------
    Shares sold              46,133                136,895
    Shares issued upon
       reinvestment of
       dividends             30,105                 65,451
                        ------------------      --------------
                             76,238                202,346
    Shares redeemed         130,228               (318,603)
                        ------------------      --------------
    Net decrease in
       Shares outstanding  (53,990)               (116,257)
                        ==================      ==============

7. FEDERAL TAX STATUS OF 1998 DIVIDENDS
The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the U.S. Treasury Department regulations.

BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

Graphic: Member of 100% No-Load(TM) Mutual Fund Council

LOGO:
WH Wayne Hummer Investments LLC


This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)


200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

www.whummer.com

Wayne Hummer
Income Fund
300 South Wacker Drive
Chicago, IL 60606-6607

Semi-Annual Financial Statements

September 30, 1998
(Unaudited)